UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 26, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC)

                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-41                74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC pursuant to the terms of the Trust Agreement, dated as of February 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On July 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 26, 2004 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-3AC
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

Date: July 28, 2004           By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         July 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on July 26, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-3AC

                        Statement To Certificateholders
                                 July 26, 2004
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1     598,773,000.00    559,046,635.39    11,962,160.75    2,301,408.65   14,263,569.40    0.00         0.00      547,084,474.64
A2     200,000,000.00    186,730,742.84     3,995,557.83      765,596.05    4,761,153.88    0.00         0.00      182,735,185.01
A3      12,000,000.00     11,203,844.57       239,733.47       45,935.76      285,669.23    0.00         0.00       10,964,111.10
B1      28,032,000.00     27,991,680.41        10,232.15      115,110.43      125,342.58    0.00         0.00       27,981,448.26
B2       8,193,000.00      8,181,215.66         2,990.58       33,643.68       36,634.26    0.00         0.00        8,178,225.08
B3       4,743,000.00      4,736,177.95         1,731.27       19,476.63       21,207.90    0.00         0.00        4,734,446.68
B4       4,743,000.00      4,736,177.95         1,731.27       19,476.63       21,207.90    0.00         0.00        4,734,446.68
B5       3,450,000.00      3,445,037.73         1,259.31       14,167.06       15,426.37    0.00         0.00        3,443,778.42
B6       2,590,851.00      2,587,124.46           945.70       10,639.05       11,584.75    0.00         0.00        2,586,178.76
R              100.00              0.00             0.00            0.00            0.00    0.00         0.00                0.00
P                0.00              0.00             0.00       18,119.18       18,119.18    0.00         0.00                0.00
TOTALS 862,524,951.00    808,658,636.96    16,216,342.33    3,343,573.12   19,559,915.45    0.00         0.00      792,442,294.63

AX      17,088,485.00     14,573,770.69             0.00       59,873.91       59,873.91     0.00         0.00      13,595,510.30
PAX      7,562,882.00      6,557,115.80             0.00       26,938.82       26,938.82     0.00         0.00       6,274,521.79
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1      86359BKA8     933.65371416    19.97778916       3.84354112    23.82133029    913.67592500          A1         4.940000 %
A2      86359BKB6     933.65371420    19.97778915       3.82798025    23.80576940    913.67592505          A2         4.920000 %
A3      86359BKC4     933.65371417    19.97778917       3.82798000    23.80576917    913.67592500          A3         4.920000 %
B1      86359BKF7     998.56165846     0.36501677       4.10639376     4.47141053    998.19664170          B1         4.934770 %
B2      86359BKG5     998.56165751     0.36501648       4.10639326     4.47140974    998.19664104          B2         4.934770 %
B3      86359BKH3     998.56165929     0.36501581       4.10639469     4.47141050    998.19664347          B3         4.934770 %
B4      86359BKK6     998.56165929     0.36501581       4.10639469     4.47141050    998.19664347          B4         4.934770 %
B5      86359BKL4     998.56166087     0.36501739       4.10639420     4.47141159    998.19664348          B5         4.934770 %
B6      86359BKM2     998.56165407     0.36501520       4.10639207     4.47140727    998.19663886          B6         4.934770 %
R       86359BKJ9       0.00000000     0.00000000       0.00000000     0.00000000      0.00000000          R          4.934770 %
TOTALS                937.54810921    18.80101244       3.87649437    22.67750681    918.74709678

AX      86359BKD2     852.84158836     0.00000000       3.50375765     3.50375765    795.59482892          AX         4.930000 %
PAX     86359BKE0     867.01283981     0.00000000       3.56197809     3.56197809    829.64692428          PAX        4.930000 %
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl.
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com
               -------------------------------------------------

                              COLLATERAL GROUP ONE
Weighted Average Coupon Rate                                                                                   5.319596 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                                        5.063596 %
Ending Weighted Average Net Rate (Pass Through Rate)                                                           5.083413 %
Beginning Loan Count                                                                                                3,931
Ending Loan Count                                                                                                   3,855
Beginning Scheduled Balance                                                                                808,658,637.42
Ending Scheduled Balance                                                                                   792,442,295.08
Scheduled Principal                                                                                            295,599.04
Unscheduled Principal                                                                                       15,920,743.30
Net Liquidation Proceeds                                                                                             0.00
Insurance Proceeds                                                                                                   0.00
Advances                                                                                                             0.00
Scheduled Interest                                                                                           3,584,781.14
Servicing Fee                                                                                                  168,470.54
Master Servicing Fee                                                                                                 0.00
Trustee Fee                                                                                                      4,043.29
Net Interest                                                                                                 3,412,267.31
Realized Loss Amount                                                                                                 0.00
Cumulative Realized Loss                                                                                             0.00
Cumulative Loss as a Percentage of Original Collateral                                                         0.000000 %
Bankruptcy Loss                                                                                                      0.00
Fraud Loss                                                                                                           0.00
Special Hazard Loss                                                                                                  0.00
Prepayment Penalties                                                                                            18,119.18
Relief Act Interest Shortfall                                                                                        0.00
Prepayment Interest Shortfall                                                                                        0.00

                         COLLATERAL AX and PAX Reporting
Beginning Adjusted Net Wac                                                                                         4.93 %
Ending Adjusted Net Wac                                                                                            4.93 %

AX Loans Beginning Balance                                                                                 533,906,208.80
AX Loans Ending Balance                                                                                    521,426,180.52
AX Loans Beginning Net Wac                                                                                     5.069342 %
AX Loans Ending Net Wac                                                                                        5.063314 %

PAX Loans Beginning Balance                                                                                274,752,428.62
PAX Loans Ending Balance                                                                                   271,016,114.56
PAX Loans Beginning Net Wac                                                                                    5.052428 %
PAX Loans Ending Net Wac                                                                                       5.048909 %

Sec. 4.03(ix)                            Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                          Group 1
                                                                                    Principal
                                         Category              Number                Balance               Percentage
                                         1 Month                        22             4,718,713.16                  0.60 %
                                         2 Month                         3               567,654.53                  0.07 %
                                         3 Month                         2               434,389.65                  0.05 %
                                          Total                         27             5,720,757.34                  0.72 %
                                          Group Totals
                                                                                    Principal
                                         Category              Number                Balance               Percentage
                                         1 Month                        22             4,718,713.16                  0.60 %
                                         2 Month                         3               567,654.53                  0.07 %
                                         3 Month                         2               434,389.65                  0.05 %
                                          Total                         27             5,720,757.34                  0.72 %

                                         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %

Sec. 4.03(x)                             Number and Aggregate Principal Amounts of REO Loans

                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %

Fraud Loss Limit                                                                                       17,250,499.00
Bankruptcy Loss Limit                                                                                     286,588.00
Special Hazard Loss Limit                                                                               8,625,250.00

Sec. 4.03(xii) AGGREGATE OUTSTANDING INTEREST SHORTFALLS

Class A1 Shortfall                                                                                             0.00
Class A2 Shortfall                                                                                             0.00
Class A3 Shortfall                                                                                             0.00
Class AX Shortfall                                                                                             0.00
Class PAX Shortfall                                                                                            0.00
Class B1 Shortfall                                                                                             0.00
Class B2 Shortfall                                                                                             0.00
Class B3 Shortfall                                                                                             0.00
Class B4 Shortfall                                                                                             0.00
Class B5 Shortfall                                                                                             0.00
Class B6 Shortfall                                                                                             0.00
Class R Shortfall                                                                                              0.00

                              Relief Act Shortfalls

Class A1 Relief Act Shortfall                                                                                  0.00
Class A2 Relief Act Shortfall                                                                                  0.00
Class A3 Relief Act Shortfall                                                                                  0.00
Class AX Relief Act Shortfall                                                                                  0.00
Class PAX Relief Act Shortfall                                                                                 0.00
Class B1 Relief Act Shortfall                                                                                  0.00
Class B2 Relief Act Shortfall                                                                                  0.00
Class B3 Relief Act Shortfall                                                                                  0.00
Class B4 Relief Act Shortfall                                                                                  0.00
Class B5 Relief Act Shortfall                                                                                  0.00
Class B6 Relief Act Shortfall                                                                                  0.00
Class R Relief Act Shortfall                                                                                   0.00

Total Relief Act                                                                                               0.00

                         Prepayment Interest Shortfalls

Class A1 PPIS  Shortfall                                                                                       0.00
Class A2 PPIS  Shortfall                                                                                       0.00
Class A3 PPIS  Shortfall                                                                                       0.00
Class AX PPIS  Shortfall                                                                                       0.00
Class PAX PPIS  Shortfall                                                                                      0.00
Class B1 PPIS  Shortfall                                                                                       0.00
Class B2 PPIS  Shortfall                                                                                       0.00
Class B3 PPIS  Shortfall                                                                                       0.00
Class B4 PPIS  Shortfall                                                                                       0.00
Class B5 PPIS  Shortfall                                                                                       0.00
Class B6 PPIS  Shortfall                                                                                       0.00
Class R PPIS  Shortfall                                                                                        0.00

Total PPIS                                                                                                     0.00

Class A1 Basis Risk Shortfall                                                                                  0.00
Class A2 Basis Risk Shortfall                                                                                  0.00
Class A3 Basis Risk Shortfall                                                                                  0.00
Class R Basis Risk Shortfall                                                                                   0.00
Class B1 Basis Risk Shortfall                                                                                  0.00
Class B2 Basis Risk Shortfall                                                                                  0.00
Class B3 Basis Risk Shortfall                                                                                  0.00
Class B4 Basis Risk Shortfall                                                                                  0.00
Class B5 Basis Risk Shortfall                                                                                  0.00
Class B6 Basis Risk Shortfall                                                                                  0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


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